Commitments and Contingencies	12 Months Ended
Mar. 31, 2023
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

22.Commitments and contingencies:

(a)	Commitments:
(i)	On January 31, 2020, Neptune entered into an exclusive license agreement for a specialty ingredient in combination with fish oil products in nutraceutical products for a period of 8 years. Neptune is required to pay royalties on sales for these products. To maintain exclusivity, Neptune must reach annual minimum volumes of sales for the duration of the agreement or make corresponding minimum royalty payments. The total remaining amount of minimum royalties under the license agreement is $1,149,498. Failure to make the minimum royalty payments will solely result in the license granted thereunder becoming non-exclusive.
(ii)	On March 21, 2019, the Company received a judgment from the Court regarding certain previously disclosed claims made by a corporation controlled by the former CEO against the Company in respect to certain royalty payments alleged to be owed and owing to the former CEO pursuant to the terms of an agreement entered into on February 23, 2001 between Neptune and the former CEO (the “Agreement”). The Court declared that under the terms of the agreement, the Company is required to pay royalties of 1% of its revenues in semi-annual installments, for an unlimited period. Based on currently available information, a provision of $963,808 for royalty payments has been recognized as of March 31, 2023 ($362,809 as at March 31, 2022). Refer to note 7.
(iii)	On May 28, 2021, Sprout entered into a license agreement with Moonbug Entertainment Limited (“Moonbug”), pursuant to which it would license certain intellectual property, relating to characters from the children’s entertainment property CoComelon, for use on certain Sprout products through December 31, 2023 in exchange for a royalty on net sales. Sprout is required to make minimum guaranteed annual payments to Moonbug of $200,000 over the term of the agreement. The agreement may be extended for an additional three years in exchange for an additional minimum guaranteed annual payment to Moonbug of $200,000 over the extended term of the agreement. Royalties payable under the agreement are set off against minimum guaranteed payments made.
(iv)	On March 16, 2021, a purported class action, captioned Marvin Gong v. Neptune Wellness Solutions, et al., was filed in the United States District Court for the Eastern District of New York against the Company and certain of its current and former officers. On October 21, 2022, the Company announced that it had agreed to settle and resolve the lawsuit for a gross payment to the class of between $4 and $4.25 million, with the exact amount being within the Company’s control and dependent on the type of consideration used. The settlement was subject to court approval and certification by the court of the class. On March 16, 2023, the settlement offer was accepted and the first payment in the amount of $500,000 was paid on March 22, 2023. Two additional payments of $500,000 each were subsequently made. The court has set a final approval hearing on July 28, 2023. Neptune intends to pay the balance of the settlement in securities worth $2,750,000 within 31 days after the Final Approval Order is entered.
(b)	Contingencies:

In the normal course of business, the Company is involved in various claims and legal proceedings, for which the outcomes, inflow or outflow of economic benefits, are uncertain. The most significant of which are ongoing are as follows:

(i)	In September 2020, Neptune submitted a claim and demand for arbitration against Peter M. Galloway and PMGSL Holdings, LLC (collectively “PMGSL”) in accordance with the SugarLeaf Asset Purchase Agreement (“APA”) dated May 9, 2019 between Neptune, PMGSL, Peter M. Galloway and Neptune Holding USA, Inc. Separately, PMGSL submitted a claim and demand for arbitration against Neptune. The Neptune claims and PMGSL claims have been consolidated into a single arbitration and each are related to the purchase by Neptune of substantially all of the assets of the predecessor entities of PMGSL Holdings, LLC. Neptune is claiming, among other things, breach of contract and negligent misrepresentation by PMGSL in connection with the APA and is seeking, among other things, equitable restitution and any and all damages recoverable under law. PMGSL is claiming, among other things, breach of contract by Neptune and is seeking, among other things, payment of certain compensation contemplated by the APA. A merit hearing in the arbitration started in April 2022 with a further week of testimony from August 1-5, 2022. On June 15, 2022, a one-day hearing took place on Neptune's motion to enforce a settlement agreement reached on April 2021 (which was repudiated by PMGSL in June 2021). Following oral argument on July 7, 2022, that motion was denied and a fee award of approximately $68,000 was entered against Neptune. On April 13, 2023, PMGSL filed a lawsuit in Florida Superior Court to collect that fee award. Neptune disputes the Florida Court’s jurisdiction in over that action. While Neptune believes there is no merit to the claims brought by PMGSL, a judgment in favor of PMGSL may have a material adverse effect on our business and Neptune intends to continue vigorously defending itself. Based on currently available information, a provision of $600,000 has been recognized for this case as at March 31, 2023 ($600,000 as at March 31, 2022).
(ii)	On October 11, 2022, a warehousing company called Carolina Rework Solutions, LLC filed a lawsuit against Neptune Health & Wellness Innovation, Inc. for breach of a warehousing contract with damages of $175,534 plus additional unspecified damages estimated to be in excess of $1,000,000 for disposal of hand sanitizer product housed at its warehouse. On May 30, 2023, Carolina Rework Solution, LLC received leave of court to add Neptune Holding USA, Inc. and Neptune Wellness Solutions, Inc. as additional defendants to the claim on a veil-piercing theory. Neptune Holding USA, Inc. and Neptune Wellness Solutions, Inc. intend to deny that the court has jurisdiction over them and deny that veil piercing is appropriate.
(iii)	On February 28, 2023, a warehousing company called Freight Connections filed a lawsuit against Neptune Health & Wellness Innovation, Inc. for breach of a warehousing contract, breach of duty of good faith and fair dealing, quantum meruit and fraud with damages of $328,168 plus punitive and consequential damages related to hand sanitizer product at plaintiff’s facility.
(iv)	On October 22, 2020, Iron Lab, S.A. de C.V. submitted a claim and demand for arbitration against Neptune Wellness Solutions Inc., Neptune Health & Wellness Innovation, Inc. and Biodroga Nutraceuticals Inc., claiming that Neptune and its subsidiaries breached their obligations under a purported agreement with Iron Lab regarding the purchase of hand sanitizer. Neptune and the other respondents dispute the existence of any binding agreements or jurisdiction to hear the arbitration, and have asserted counterclaims based on Iron Lab's delivery of non-conforming product based on Neptune's purchase orders. The parties are currently awaiting an award from the arbitration panel. Based on currently available information, no provision has been recognized for this case as at March 31, 2023.
(v)	On February 4, 2021, the United States House of Representatives Subcommittee on Economic and Consumer Policy, Committee on Oversight and Reform (the “Subcommittee”), published a report, “Baby Foods Are Tainted with Dangerous Levels of Arsenic, Lead, Cadmium, and Mercury” (the “Report”), which stated that, with respect to Sprout, “independent testing of Sprout Organic Foods” has confirmed that their baby foods contain concerning levels of toxic heavy metals.” The Report further stated that after receiving reports alleging high levels of toxic metals in baby foods, the Subcommittee requested information from Sprout but did not receive a response. On February 11, 2021, following the acquisition of a 50.1% stake in Sprout by Neptune, the Subcommittee contacted Sprout, reiterating its requests for documents and information about toxic heavy metals in Sprout’s baby foods. Sprout provided an initial response to the Subcommittee on February 25, 2021 and is cooperating with the Subcommittee requests.

Further, on February 24, 2021, the Office of the Attorney General of the State of New Mexico (“NMAG”) delivered to Sprout a civil investigative demand requesting similar documents and information with regards to the Report and the NMAG’s investigation into possible violations of the False Advertising Act of New Mexico. Sprout is responding to the requests of the NMAG.

Since February 2021, several putative consumer class action lawsuits have been brought against Sprout alleging that its products (the “Products”) contain unsafe and undisclosed levels of various naturally occurring heavy metals, namely lead, arsenic, cadmium and mercury. Sprout has denied the allegations in these lawsuits and contends that its baby foods are safe and properly labeled. The claims raised in these lawsuits were brought in the wake of the highly publicized Report. All such putative class actions have since been dismissed. No provision has been recorded in the financial statements for these cases.

In addition to the consumer class actions discussed above, Sprout is currently named in three lawsuits (filed in California State Court on June 16, 2021, filed in Hawaii State Court on January 9, 2023 and filed in Nevada Federal Court on March 3, 2023, respectively) alleging some form of personal injury from the ingestion of Sprout’s Products, purportedly due to unsafe and undisclosed levels of various naturally occurring heavy metals. These lawsuits generally allege injuries related to neurological development disorders such as autism spectrum disorder and attention deficit hyperactivity disorder. Sprout denies that its Products contributed to any of these injuries. In addition, the Office of the Attorney General for the District of Columbia (“OAG”) sent a letter to Sprout dated October 1, 2021, similar to letters sent to other baby food manufacturers, alleging potential labeling and marketing misrepresentations and omissions regarding the health and safety of its baby food products, constituting an unlawful trade practice. Sprout has agreed to meet with the OAG and will vigorously defend against the allegations. No provision has been recorded in the financial statements for this matter.

These matters may have a material adverse effect on Sprout's, financial condition, or results of operations.

The outcome of these claims and legal proceedings against the Company cannot be determined with certainty and is subject to future resolution, including the uncertainties of litigation.